Exhibit 99.1

NOVEN AND ENDO ANNOUNCE LICENSING AGREEMENT
FOR FENTANYL PATCH

Agreement Includes Collaboration for Development of New Prescription Patches

MIAMI, FL, and CHADDS FORD, PA, February 26, 2004 – Noven Pharmaceuticals, Inc. (NASDAQ: NOVN) and Endo Pharmaceuticals Inc., a wholly owned subsidiary of Endo Pharmaceuticals Holdings Inc. (NASDAQ: ENDP), today announced that they have signed an agreement under which Noven will license the U.S. and Canadian rights to its developmental transdermal fentanyl patch to Endo. The agreement also establishes an ongoing collaboration between the two companies for the development of additional prescription transdermal products.

Noven’s fentanyl patch is a transdermal delivery system for the management of chronic pain. It is intended to be the generic equivalent of Johnson & Johnson’s Duragesic® (fentanyl transdermal system), which had U.S. sales of approximately $1.3 billion in 2003. An Abbreviated New Drug Application for Noven’s patch is pending at the U.S. Food & Drug Administration.

“With market leadership in pain management and outstanding generic drug distribution capabilities, Endo is an ideal commercialization partner for our fentanyl patch,” said Robert C. Strauss, Noven’s President, CEO and Chairman.

“With our proven success within selective generic markets, including pain management, we see this agreement with Noven to market a generic fentanyl patch as a natural fit, and we also look forward to benefiting from their considerable expertise in patch technology to potentially develop and commercialize innovative branded transdermal products as well,” said Carol A. Ammon, Endo’s Chairman and Chief Executive Officer.

Noven received $8.0 million from Endo upon signing the agreement. Upon Endo’s first commercial sale of the fentanyl patch, Noven is entitled to receive an additional payment ranging from $5.0 million to $10.0 million, depending on the timing of launch and the number of generic competitors on the market. Noven will manufacture and supply the product at its cost, and the two companies will share profits on undisclosed terms.

Based on the current patent and exclusivity status of Duragesic®, the companies believe that the generic fentanyl patch could be launched in January 2005, assuming FDA approval is received by that time. Noven has retained all rights to the fentanyl patch outside of the U.S. and Canada, and is exploring strategies to commercialize the product in other territories.

In addition to the fentanyl license, Noven and Endo have established a collaboration to identify and develop additional new transdermal therapies. As part of this effort, Noven will undertake feasibility studies to determine whether certain compounds identified by the parties can be delivered through Noven’s transdermal patch technology. Endo is expected to fund and manage clinical development of those compounds proceeding into clinical trials.

“Endo shares our commitment to developing a range of innovative prescription transdermal products,” said Strauss. “We hope to build a successful and productive collaboration that extends beyond generic fentanyl and ultimately expands the universe of proprietary transdermal therapies.”

About Endo
A wholly owned subsidiary of Endo Pharmaceuticals Holdings Inc. (Nasdaq: ENDP), Endo Pharmaceuticals Inc. is a fully integrated specialty pharmaceutical company with market leadership in pain management products. The company researches, develops, produces and markets a broad product offering of branded and generic pharmaceuticals, meeting the needs of healthcare professionals and consumers alike. Endo’s pain management franchise includes Lidoderm® (lidocaine patch 5%) and Percocet® (oxycodone and acetaminophen tablets, USP). As a result of the strong growth of these products, the company’s net sales in 2003 increased 49% to $595.6 million. More information on Endo, including this and past press releases, is available online at www.endo.com.

About Noven
Noven Pharmaceuticals, Inc., headquartered in Miami, Florida, is a leading developer of advanced transdermal drug delivery technologies and prescription transdermal products. Noven’s existing prescription patches are sold in over 30 countries, and a range of new patches are being developed in collaboration with Novartis Pharma AG, Shire Pharmaceuticals Group plc, P&G Pharmaceuticals, Endo Pharmaceuticals Inc. and others. Together with Novartis Pharmaceuticals Corporation, Noven owns Novogyne Pharmaceuticals, a profitable women’s health products company with over $100 million in annual sales. Among other products, Novogyne markets and sells Noven’s Vivelle-Dot® product — the smallest estrogen patch in the world, and the most dispended estrogen patch in the U.S. With the most efficient and broadly applicable transdermal technology in its class, Noven is committed to expanding the universe of available transdermal therapies for the benefit of patients, partners and shareholders. See for additional information.

CONTACTS:
Joe Jones
Noven Pharmaceuticals
(305) 253-1916

Bill Newbould
Endo Pharmaceuticals
(610) 558-9800

Information for Endo Investors. This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Statements that are not historical facts, including statements which are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects” or similar expressions and statements are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-

historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. The reader should not rely on any forward-looking statement. The Company undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained in this press release. Important factors that may affect future results include, but are not limited to: market acceptance of the Company’s products and the impact of competitive products and pricing; dependence on sole source suppliers; the success of the Company’s product development activities and the timeliness with which regulatory authorizations and product launches may be achieved; successful compliance with extensive, costly, complex and evolving governmental regulations and restrictions; the availability on commercially reasonable terms of raw materials and other third party manufactured products; exposure to product liability and other lawsuits and contingencies; dependence on third party suppliers, distributors and collaboration partners; the ability to timely and cost effectively integrate acquisitions; uncertainty associated with pre-clinical studies and clinical trials and regulatory approval; uncertainty of market acceptance of new products; the difficulty of predicting FDA approvals; risks with respect to technology and product development; the effect of competing products and prices; uncertainties regarding intellectual property protection; uncertainties as to the outcome of litigation; changes in operating results; impact of competitive products and pricing; product development; changes in laws and regulations; customer demand; possible future litigation; availability of future financing and reimbursement policies of government and private health insurers and others; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its Registration Statement on Form S-3 filed with the SEC on July 1, 2003. Readers should evaluate any statement in light of these important factors.

Information for Noven Investors. Except for historical information contained herein, the matters discussed in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve substantial risks and uncertainties. When used in this press release, the words “believe,” “expect,” “hope,” “ will” and similar expressions identify certain of such forward-looking statements. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the current expectations of Noven and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Noven’s control, including: the possibility that Noven’s fentanyl patch may not be approved by the FDA on a timely basis or at all; the possibility that milestone payments may be reduced and/or Endo may exercise its contractual right to terminate the license agreement if the product launch is delayed for any reason, including delay in obtaining FDA approval; patent or other strategies by third parties could delay or prevent the launch of Noven’s fentanyl patch or other products; the possibility that Noven may be unable to recover significant costs to manufacture fentanyl patches prior to product launch if FDA approval is not obtained on a timely basis or at all; the possibility that Noven may experience difficulties in manufacturing the product on a commercial scale; the possibility that Endo and/or Noven may be unable to obtain sufficient DEA quota of fentanyl to satisfy their marketing requirements; the possibility that supply of the active ingredient may be limited or that the active ingredient is unavailable in sufficient quantities to satisfy the parties’ marketing requirements; the possibility that, even if approved, Noven’s fentanyl patch or other products may not be successfully commercialized due to product pricing and other competitive factors, including physician/patient preferences for other therapies; the possibility that Noven’s technologies may not be approvable or suitable for use in additional therapeutic categories, including those categories proposed to be addressed through products developed with Endo; the possibility that Endo does not advance any additional Noven products through the regulatory process; and Noven’s success at managing the risks relating to the foregoing. In addition to the risks and factors identified above, reference is also made to the other risks and factors detailed in reports filed by Noven with the Securities and Exchange Commission. Noven cautions that the foregoing list of factors is not exhaustive.